UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2021 (October 28, 2021)

Biofrontera Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40943	47-3765675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Presidential Way, Suite 330 Woburn, Massachusetts	01801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 245-1325

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	BFRI	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of common stock, each at an exercise price of $5.00 per share	BFRIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”) (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 2, 2021, Biofrontera Inc. (the “Company”) consummated its initial public offering (“IPO”) of 3,600,000 units (“Units”), each consisting of (i) one share of common stock of the Company, par value $0.001 per share (the “Shares”) and (ii) one warrant of the Company (the “Warrants”) entitling the holder to purchase one Share at an exercise price of $5.00 per Share. The Warrants are immediately exercisable upon issuance and are exercisable for a period of five years after the issuance date. The Shares and Warrants were issued separately in the offering, and may be transferred separately immediately upon issuance. The underwriters exercised in full their option to purchase up to an additional 540,000 Warrants to cover over-allotments. The Units were sold at a price of $5.00 per Unit, and the Company estimates the net proceeds from the IPO to be $15.4 million, after deducting estimated underwriting discounts and commissions and estimated offering expenses payable by the Company. In connection with the IPO, the Company issued to the underwriters Unit Purchase Options to purchase, in the aggregate, (a) 108,000 Units and (b) an additional 16,200 Warrants (relating to the underwriters’ exercise of the over-allotment option in full with respect to the Warrants). A form of Unit Purchase Option is attached as Exhibit 4.1 hereto and incorporated herein by reference.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-257722) of the IPO, initially filed with the U.S. Securities and Exchange Commission on July 6, 2021, as amended (the “Registration Statement”):

●	An Underwriting Agreement, dated October 28, 2021, by and among the Company and Roth Capital Partners, LLC and The Benchmark Company, LLC, as representatives of the underwriters (the “Representatives”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.
●	A Warrant Agent Agreement, dated November 2, 2021, by and between the Company, the Computershare Trust Company, N.A. (the “Trust Company”) and Computershare Inc. (“Computershare”), a copy of which is attached as Exhibit 4.2 hereto and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the consummation of the IPO, on November 2, 2021, Erica Monaco resigned her position on the board of directors of the Company and John J. Borer, Beth J. Hoffman, Ph.D, and Loretta M. Wedge, CPA, CCGMA (collectively, the “Directors”) were appointed to the board of directors of the Company (the “Board”). The Board has determined that each of Dr. Hoffman and Ms. Wedge are independent directors within the meaning of applicable SEC and Nasdaq rules. Effective November 2, 2021, each of the Directors was appointed to the Board’s Audit Committee, the Board’s Nominating and Corporate Governance Committee and the Board’s Compensation Committee.

Except as disclosed herein or in the Registration Statement, none of the Directors is a party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

Amendment and Restatement of Certificate of Incorporation

On November 2, 2021, the Company filed an Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the IPO. The Board and sole existing stockholder previously approved the Amended and Restated Certificate to be effective upon the consummation of the IPO.

Amendment and Restatement of By-Laws

Effective as of November 2, 2021, the Company adopted amended and restated by-laws (the “Amended and Restated By-Laws”), in connection with the consummation of the IPO. The Board previously approved the Amended and Restated By-Laws to be effective upon the consummation of the IPO.

Please see the description of the Amended and Restated Certificate and the Amended and Restated By-Laws in the section entitled “Description of Securities and Certificate of Incorporation” in the Registration Statement. The foregoing descriptions, including the descriptions in Registration Statement, of the Amended and Restated Certificate and the Amended and Restated By-Laws are qualified in their entirety by reference to the full text of the Amended and Restated Certificate and the Amended and Restated By-Laws, which are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

On October 28, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached here as Exhibit 99.1.

On November 2, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement dated October 28, 2021 among the Company and the Representatives
3.1	Amended and Restated Certificate of Incorporation of the Company
3.2	Amended and Restated Bylaws of the Company
4.1	Form of Unit Purchase Option (included in Exhibit 1.1)
4.2	Warrant Agent Agreement dated November 2, 2021 among the Company, the Trust Company and Computershare
99.1	Press Release, dated October 28, 2021
99.2	Press Release, dated November 2, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 3, 2021 (Date)	Biofrontera Inc. (Registrant)

/s/ Erica L. Monaco
Erica L. Monaco Chief Executive Officer